ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST Jennison Global Infrastructure Portfolio

Supplement dated June 26, 2014 to the
Prospectus and Statement of Additional Information,
each dated April 28, 2014, of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Prospectus (the Prospectus) and Statement of Additional Information (the SAI), each dated April 28, 2014, and should be retained for future reference. The AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio) and the AST Jennison Global Infrastructure Portfolio (the Jennison Portfolio, and together, the Portfolios) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

Effective as of July 14, 2014, Brannon P. Cook will join Shaun Hong and Ubong Edemeka as a portfolio manager for the Portfolios. To reflect this addition, the Prospectus and SAI are hereby revised as follows:

I.	In the sections of the Prospectus entitled “Summary: AST Academic Strategies Asset Allocation Portfolio—Management of the Portfolio” and “Summary: AST Jennison Global Infrastructure Portfolio—Management of the Portfolio” the following is hereby added to the tables found in these sections:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC and AST Investment Services, Inc.	Jennison Associates LLC	Brannon P. Cook	Managing Director	July 2014

II.	In the sections of the Prospectus entitled “How the Trust is Managed—Portfolio Managers,” under AST Academic Strategies Asset Allocation Portfolio—Jennison: Global Infrastructure Segment and AST Jennison Global Infrastructure Portfolio, the following professional biography for Mr. Cook is hereby added:

Brannon P. Cook is a Managing Director of Jennison Associates LLC, which he joined in May 2008. Previously, Brannon was with JPMorgan Chase for eight years, where he was a vice president and senior analyst covering transportation and industrial companies. Before moving to equity research, Brannon worked at JPMorgan Chase as an analyst within the mergers and acquisitions group, where he assessed potential merger feasibility and valuation. Brannon received his BS in business administration from Washington and Lee University.

III.	In the sections of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Portfolio Ownership,” the following is hereby added to the tables for both Portfolios:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Brannon P. Cook	0/$0	0/$0	0/$0	None

IV.	In the section of the SAI entitled Portfolio Managers: Compensation & Conflicts Policies, the following is added to the section entitled Jennison Associates LLC—Compensation:

The following primary quantitative factor is reviewed for Brannon Cook, a portfolio manager for the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio:

•	The investment professional’s contribution to client portfolio’s pre-tax one-and three-year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

-	Performance for the composite of accounts that includes the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio managed by the portfolio Mr. Cook is measured against S&P Global Infrastructure Index.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP2